QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Seifi Ghasemi, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Rockwood Holdings, Inc. for the fiscal quarter ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Rockwood Holdings, Inc.

Date: September 23, 2005
/s/ SEIFI GHASEMI Seifi Ghasemi Chairman and Chief Executive Officer

QuickLinks

  Exhibit 32.1